Exhibit 99(a)

For additional information contact:	Andrew Moreau 501-905-7962
VP - Corporate Communications
andrew.moreau@alltel.com

John Ebner 501-905-8991
SVP - Investor Relations and Treasury
alltel.investor.relations@alltel.com

Release Date:	Aug. 2, 2006

Alltel reports combined wireless, wireline results for the final time
Company produces double-digit wireless revenue, segment income growth

LITTLE ROCK, Ark. - Alltel produced double-digit wireless revenue and segment income growth in the second quarter on top of strong wireless customer additions. Alltel reported fully diluted earnings per share under Generally Accepted Accounting Principles (GAAP) of $1.10, which includes several one-time items and wireless intangible amortization. Excluding these items, fully diluted earnings per share from current businesses was 93 cents. This is the final quarter Alltel will report results for the wireline business, which now is part of the operations of Little Rock-based Windstream Corp.
   “Our company has completed the spinoff of our wireline business and the sale of all of our international assets, important steps in the transformation of Alltel,” said Alltel President and CEO Scott Ford. “Alltel’s wireless growth in the second quarter was driven by continuing efforts to expand market share and focus on delivering superior customer satisfaction, which is reflected in a new six-year low in churn. At the same time, Alltel is pushing ahead with key financial goals, including a $3 billion stock repurchase and a $1 billion debt reduction plan.”
Among the combined highlights for the second quarter:
•
Total revenues were $2.7 billion, an 18 percent increase from a year ago. Net income under GAAP was $429 million, up 7 percent. Net income from current businesses was $365 million, a 24 percent increase from a year ago.

•	Wireless revenue was $1.9 billion, a 28 percent increase from a year ago. Service revenue was $1.7 billion, a 26 percent increase. Segment income was $392 million, a 22 percent increase.
•
Alltel added 146,000 net new wireless customers, which includes 124,000 post-pay customers and 22,000 prepay customers. In addition, the company added 112,000 net new customers through acquisitions of First Cellular in Southern Illinois and Virginia Cellular. Post-pay churn was 1.47 percent, a 7 percent improvement from a year ago.

•	Average revenue per wireless customer (ARPU) was $52.54, a 4 percent increase. Data revenue per customer was $3.26, a 61 percent increase, and now represents more than 6 percent of total ARPU.
•	Wireline revenue was $581 million, down 2 percent from the previous year. Segment income was $235 million, up 9 percent from a year ago. The wireline business added 40,000 net broadband customers.
•	Equity free cash flow from current businesses was $336 million, a 32 percent increase. Net cash provided from operations was $431 million.
            This quarter the company also is reporting pro-forma results for the new, all-wireless Alltel. These pro-forma results present Alltel as if both the spinoff of the wireline business and the acquisition of Western Wireless had occurred on Jan. 1, 2005. The results include the wireless business, the communications support services retained by the company after the spinoff and the operations of Western Wireless.
             On a pro-forma basis, revenues were $1.95 billion, up 9 percent, and operating income was $389 million, a 6 percent increase.
             Alltel began the quarter by launching “My Circle,” an exclusive feature that gives customers the ability to select up to 10 numbers they can call for free. Customers on select rate plans can choose any combination of wireless, home and office numbers located anywhere in the U.S., regardless of local phone company or wireless carrier.
             Also in the quarter, Alltel signed a 10-year, voice and data roaming agreement with Sprint that became effective July 1, expanding Alltel’s high-speed data network nationwide. In addition, Alltel extended for two years, through 2012, its roaming agreement with Cingular Wireless.
             Alltel operates America’s largest wireless network, which delivers voice and advanced data services nationwide to more than 11 million customers. Headquartered in Little Rock, Arkansas, Alltel is a Forbes 500 company with annual revenues of $8 billion.
             Alltel claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions and are not guarantees of future events and results. Actual future events and results may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Representative examples of these factors include (without limitation) adverse changes in economic conditions in the markets served by Alltel; the extent, timing, and overall effects of competition in the communications business; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; changes in communications technology; the risks associated with the pending acquisition of Midwest Wireless; the risks associated with the integration of acquired businesses; adverse changes in the terms and conditions of the wireless roaming agreements of Alltel; the potential for adverse changes in the ratings given to Alltel's debt securities by nationally accredited ratings organizations; the uncertainties related to Alltel’s strategic investments; the effects of litigation; and the effects of federal and state legislation, rules, and regulations governing the communications industry. In addition to these factors, actual future performance, outcomes, and results may differ materially because of more general factors including (without limitation) general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

-end-

Alltel, NYSE: AT
www.alltel.com

ALLTEL CORPORATION
CONSOLIDATED HIGHLIGHTS
BUSINESS SEGMENTS AND OTHER CONSOLIDATED FINANCIAL INFORMATION
(In thousands, except per share amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
UNDER GAAP:
Revenues and sales:
Wireless	$1,859,118	$1,455,312	$403,806	28	$3,616,508	$2,807,321	$809,187	29
Wireline	580,933	595,071	(14,138)	(2)	1,156,368	1,188,703	(32,335)	(3)
Communications support services	286,682	261,230	25,452	10	537,610	485,935	51,675	11
Total business segments	2,726,733	2,311,613	415,120	18	5,310,486	4,481,959	828,527	18
Less intercompany eliminations	53,062	51,507	1,555	3	97,079	95,870	1,209	1
Total revenues and sales	$2,673,671	$2,260,106	$413,565	18	$5,213,407	$4,386,089	$827,318	19

Segment income:
Wireless	$392,129	$321,619	$70,510	22	$747,684	$606,951	$140,733	23
Wireline	235,379	215,296	20,083	9	461,945	429,797	32,148	7
Communications support services	30,979	11,572	19,407	168	52,460	23,474	28,986	123
Total segment income	658,487	548,487	110,000	20	1,262,089	1,060,222	201,867	19
Less: corporate expenses (A)	54,649	26,247	28,402	108	109,533	68,714	40,819	59
integration expenses and other charges	11,987	-	11,987	-	31,512	-	31,512	-
Total operating income	$591,851	$522,240	$69,611	13	$1,121,044	$991,508	$129,536	13

Operating margin (B):
Wireless	21.1%	22.1%	(1.0%)	(5)	20.7%	21.6%	(.9%)	(4)
Wireline	40.5%	36.2%	4.3%	12	39.9%	36.2%	3.7%	10
Communications support services	10.8%	4.4%	6.4%	145	9.8%	4.8%	5.0%	104
Consolidated	22.1%	23.1%	(1.0%)	(4)	21.5%	22.6%	(1.1%)	(5)

Net income	$428,903	$402,061	$26,842	7	$726,310	$715,065	$11,245	2
Earnings per share:
Basic	$1.10	$1.28	$(.18)	(14)	$1.87	$2.32	$(.45)	(19)
Diluted	$1.10	$1.27	$(.17)	(13)	$1.86	$2.31	$(.45)	(19)

Weighted average common shares:
Basic	388,752	314,475	74,277	24	387,760	308,317	79,443	26
Diluted	390,463	315,837	74,626	24	389,958	309,653	80,305	26

FROM CURRENT BUSINESSES (NON-GAAP) (C):
Operating income	$648,579	$536,934	$111,645	21	$1,242,789	$1,039,770	$203,019	20
Operating margin (B)	24.3%	23.8%	.5%	2	23.8%	23.7%	.1%	-
Net income	$364,773	$293,102	$71,671	24	$684,875	$556,867	$128,008	23
Earnings per share:
Basic	$.94	$.93	$.01	1	$1.77	$1.81	$(.04)	(2)
Diluted	$.93	$.93	$ -	-	$1.76	$1.80	$(.04)	(2)

PRO FORMA FROM CURRENT BUSINESSES (NON-GAAP) (D):
Revenues and sales	$1,945,232	$1,788,073	$157,159	9	$3,788,465	$3,444,961	$343,504	10
Operating income	$388,572	$368,168	$20,404	6	$736,808	$688,376	$48,432	7

(A) Corporate expenses include amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties. Corporate expenses for the six months ended June 30, 2005 also include the effects of a change in accounting for operating leases with scheduled rent increases.
(B) Operating margin is calculated by dividing segment income by the corresponding amount of segment revenues and sales.
(C) Current businesses excludes the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, special cash dividend received on the Company's investment in Fidelity National Financial, Inc. common stock, gain on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, a change in accounting for operating leases and integration expenses and other charges.
(D) Pro forma from current businesses excludes the items listed in Note C above and also gives effect to the spin-off of Alltel's wireline business to its stockholders completed on
July 17, 2006 and includes the operating results of Western Wireless as if the spin-off and acquisition of Western Wireless occurred on January 1, 2005.

ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME UNDER GAAP-Page 2
(In thousands, except per share amounts)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005
Revenues and sales:
Service revenues	$2,334,559	$1,989,264	$4,582,278	$3,887,526
Product sales	339,112	270,842	631,129	498,563
Total revenues and sales	2,673,671	2,260,106	5,213,407	4,386,089
Costs and expenses:
Cost of services	762,335	660,945	1,494,060	1,287,205
Cost of products sold	384,669	308,065	740,462	589,838
Selling, general, administrative and other	510,931	420,536	1,009,890	828,001
Depreciation and amortization	411,898	348,320	816,439	689,537
Integration expenses and other charges	11,987	-	31,512	-
Total costs and expenses	2,081,820	1,737,866	4,092,363	3,394,581

Operating income	591,851	522,240	1,121,044	991,508

Equity earnings in unconsolidated partnerships	15,399	15,214	28,331	25,957
Minority interest in consolidated partnerships	(11,482)	(18,918)	(25,377)	(37,265)
Other income, net	21,140	7,976	33,022	128,711
Interest expense	(90,623)	(76,343)	(179,597)	(163,032)
Gain on exchange or disposal of assets and other	176,639	188,273	176,639	188,273

Income from continuing operations before income taxes	702,924	638,442	1,154,062	1,134,152
Income taxes	265,424	236,381	436,983	419,087

Income from continuing operations	437,500	402,061	717,079	715,065

Income (loss) from discontinued operations (net of income taxes)	(8,597)	-	9,231	-

Net income	428,903	402,061	726,310	715,065
Preferred dividends	21	24	42	48
Net income applicable to common shares	$428,882	$402,037	$726,268	$715,017

Basic earnings per share:
Income from continuing operations	$1.12	$1.28	$1.85	$2.32
Income (loss) from discontinued operations	(.02)	-	.02	-
Net income	$1.10	$1.28	$1.87	$2.32

Diluted earnings per share:
Income from continuing operations	$1.12	$1.27	$1.84	$2.31
Income (loss) from discontinued operations	(.02)	-	.02	-
Net income	$1.10	$1.27	$1.86	$2.31

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 3
for the three months ended June 30, 2006
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$2,334,559	$-		$2,334,559	$1,726,285	$570,600	$87,636	$(49,962)
Product sales	339,112	-		339,112	132,833	10,333	199,046	(3,100)
Total revenues and sales	2,673,671	-		2,673,671	1,859,118	580,933	286,682	(53,062)
Costs and expenses:
Cost of services	762,335	2,235	(B)	764,570	573,700	173,372	60,965	(43,467)
Cost of products sold	384,669	-		384,669	213,775	8,339	171,727	(9,172)
Selling, general, administrative and other	510,931	-		510,931	424,229	63,175	15,704	7,823
Depreciation and amortization	411,898	(46,976)	(A)	364,922	255,285	100,668	7,307	1,662
Integration expenses and other charges	11,987	(11,987)	(C)	-	-	-	-	-
Total costs and expenses	2,081,820	(56,728)		2,025,092	1,466,989	345,554	255,703	(43,154)

Operating income	591,851	56,728		648,579	$392,129	$235,379	$30,979	$(9,908)

Equity earnings in unconsolidated partnerships	15,399	-		15,399
Minority interest in consolidated partnerships	(11,482)	-		(11,482)
Other income, net	21,140	-		21,140
Interest expense	(90,623)	-		(90,623)
Gain on exchange or disposal of assets and other	176,639	(176,639)	(D)	-

Income from continuing operations before income taxes	702,924	(119,911)		583,013
Income taxes	265,424	(47,184)	(I)	218,240

Income from continuing operations	437,500	(72,727)		364,773

Income (loss) from discontinued operations (net of income taxes)	(8,597)	8,597	(J)	-

Net income	428,903	(64,130)		364,773
Preferred dividends	21	-		21
Net income applicable to common shares	$428,882	$(64,130)		$364,752

Basic earnings per share:
Income from continuing operations	$1.12	$(.18)		$.94
Income (loss) from discontinued operations	(.02)	.02		-
Net income	$1.10	$(.16)		$.94

Diluted earnings per share:
Income from continuing operations	$1.12	$(.19)		$.93
Income (loss) from discontinued operations	(.02)	.02		-
Net income	$1.10	$(.17)		$.93

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 4
for the three months ended June 30, 2005
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$1,989,264	$-		$1,989,264	$1,371,089	$584,016	$77,772	$(43,613)
Product sales	270,842	-		270,842	84,223	11,055	183,458	(7,894)
Total revenues and sales	2,260,106	-		2,260,106	1,455,312	595,071	261,230	(51,507)
Costs and expenses:
Cost of services	660,945	-		660,945	453,806	182,667	62,776	(38,304)
Cost of products sold	308,065	-		308,065	150,278	9,001	161,399	(12,613)
Selling, general, administrative and other	420,536	-		420,536	331,743	62,662	16,982	9,149
Depreciation and amortization	348,320	(14,694)	(A)	333,626	197,866	125,445	8,501	1,814
Integration expenses and other charges	-	-		-	-	-	-	-
Total costs and expenses	1,737,866	(14,694)		1,723,172	1,133,693	379,775	249,658	(39,954)

Operating income	522,240	14,694		536,934	$321,619	$215,296	$11,572	$(11,553)

Equity earnings in unconsolidated partnerships	15,214	-		15,214
Minority interest in consolidated partnerships	(18,918)	-		(18,918)
Other income, net	7,976	-		7,976
Interest expense	(76,343)	-		(76,343)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(F)	-

Income from continuing operations before income taxes	638,442	(173,579)		464,863
Income taxes	236,381	(64,620)	(I)	171,761

Income from continuing operations	402,061	(108,959)		293,102

Income (loss) from discontinued operations (net of income taxes)	-	-		-

Net income	402,061	(108,959)		293,102
Preferred dividends	24	-		24
Net income applicable to common shares	$402,037	$(108,959)		$293,078

Basic earnings per share:
Income from continuing operations	$1.28	$(.35)		$.93
Income (loss) from discontinued operations	-	-		-
Net income	$1.28	$(.35)		$.93

Diluted earnings per share:
Income from continuing operations	$1.27	$(.34)		$.93
Income (loss) from discontinued operations	-	-		-
Net income	$1.27	$(.34)		$.93

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 5
for the six months ended June 30, 2006
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$4,582,278	$-		$4,582,278	$3,365,083	$1,136,445	$172,590	$(91,840)
Product sales	631,129	-		631,129	251,425	19,923	365,020	(5,239)
Total revenues and sales	5,213,407	-		5,213,407	3,616,508	1,156,368	537,610	(97,079)
Costs and expenses:
Cost of services	1,494,060	2,235	(B)	1,496,295	1,111,539	349,246	118,818	(83,308)
Cost of products sold	740,462	-		740,462	418,205	15,692	319,376	(12,811)
Selling, general, administrative and other	1,009,890	-		1,009,890	837,335	125,234	32,236	15,085
Depreciation and amortization	816,439	(92,468)	(A)	723,971	501,745	204,251	14,720	3,255
Integration expenses and other charges	31,512	(31,512)	(E)	-	-	-	-	-
Total costs and expenses	4,092,363	(121,745)		3,970,618	2,868,824	694,423	485,150	(77,779)

Operating income	1,121,044	121,745		1,242,789	$747,684	$461,945	$52,460	$(19,300)

Equity earnings in unconsolidated partnerships	28,331	-		28,331
Minority interest in consolidated partnerships	(25,377)	-		(25,377)
Other income, net	33,022	-		33,022
Interest expense	(179,597)	-		(179,597)
Gain on exchange or disposal of assets and other	176,639	(176,639)	(D)	-

Income from continuing operations before income taxes	1,154,062	(54,894)		1,099,168
Income taxes	436,983	(22,690)	(I)	414,293

Income from continuing operations	717,079	(32,204)		684,875

Income (loss) from discontinued operations (net of income taxes)	9,231	(9,231)	(J)	-

Net income	726,310	(41,435)		684,875
Preferred dividends	42	-		42
Net income applicable to common shares	$726,268	$(41,435)		$684,833

Basic earnings per share:
Income from continuing operations	$1.85	$(.08)		$1.77
Income (loss) from discontinued operations	.02	(.02)		-
Net income	$1.87	$(.10)		$1.77

Diluted earnings per share:
Income from continuing operations	$1.84	$(.08)		$1.76
Income (loss) from discontinued operations	.02	(.02)		-
Net income	$1.86	$(.10)		$1.76

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

ALLTEL CORPORATION
RECONCILIATION OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 6
for the six months ended June 30, 2005
(In thousands, except per share amounts)
								Corporate
	Results of	Items		Results of	Segment Information			Operations
	Operations	Excluded from		Operations			Communications	and
	Under	Current		from Current			Support	Intercompany
	GAAP	Businesses		Businesses	Wireless	Wireline	Services	Eliminations

Revenues and sales:
Service revenues	$3,887,526	$-		$3,887,526	$2,645,466	$1,167,831	$155,614	$(81,385)
Product sales	498,563	-		498,563	161,855	20,872	330,321	(14,485)
Total revenues and sales	4,386,089	-		4,386,089	2,807,321	1,188,703	485,935	(95,870)
Costs and expenses:
Cost of services	1,287,205	(19,791)	(H)	1,267,414	859,479	363,691	119,119	(74,875)
Cost of products sold	589,838	-		589,838	299,084	15,999	294,459	(19,704)
Selling, general, administrative and other	828,001	-		828,001	654,220	126,468	31,910	15,403
Depreciation and amortization	689,537	(28,471)	(A)	661,066	387,587	252,748	16,973	3,758
Integration expenses and other charges	-	-		-	-	-	-	-
Total costs and expenses	3,394,581	(48,262)		3,346,319	2,200,370	758,906	462,461	(75,418)

Operating income	991,508	48,262		1,039,770	$606,951	$429,797	$23,474	$(20,452)

Equity earnings in unconsolidated partnerships	25,957	-		25,957
Minority interest in consolidated partnerships	(37,265)	-		(37,265)
Other income, net	128,711	(111,036)	(G)	17,675
Interest expense	(163,032)	-		(163,032)
Gain on exchange or disposal of assets and other	188,273	(188,273)	(F)	-

Income from continuing operations before income taxes	1,134,152	(251,047)		883,105
Income taxes	419,087	(92,849)	(I)	326,238

Income from continuing operations	715,065	(158,198)		556,867

Income (loss) from discontinued operations (net of income taxes)	-	-		-

Net income	715,065	(158,198)		556,867
Preferred dividends	48	-		48
Net income applicable to common shares	$715,017	$(158,198)		$556,819

Basic earnings per share:
Income from continuing operations	$2.32	$(.51)		$1.81
Income (loss) from discontinued operations	-	-		-
Net income	$2.32	$(.51)		$1.81

Diluted earnings per share:
Income from continuing operations	$2.31	$(.51)		$1.80
Income (loss) from discontinued operations	-	-		-
Net income	$2.31	$(.51)		$1.80

See notes on pages 7 and 8 for a description of the line items marked (A) - (J).

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 7

As disclosed in the ALLTEL Corporation ("Alltel" or the "Company") Form 8-K filed on August 2, 2006, Alltel has presented in this earnings release results of operations from current businesses which exclude the effects of discontinued operations, amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties, a special cash dividend received on the Company's investment in Fidelity National Financial, Inc. ("Fidelity National") common stock, gain on exchange or disposal of assets, termination fees associated with the early retirement of long-term debt, a change in accounting for certain operating leases and integration expenses and other charges. Alltel’s purpose for excluding items from the current business measures is to focus on Alltel’s true earnings capacity associated with providing telecommunication services. Management believes the items excluded from the current business measures are related to strategic activities or other events, specific to the time and opportunity available, and, accordingly, should be excluded when evaluating the trends of the Company’s operations.

Alltel believes that presenting the current business measures assists investors in assessing the true business performance of the Company by clarifying for investors the effects that certain items such as asset sales, restructuring expenses and other business consolidation costs arising from past acquisition and restructuring activities had on the Company’s GAAP consolidated results of operations. The Company uses results from current businesses as management’s primary measure of the performance of its business segments. Alltel's management, including the chief operating decision-maker, uses the current business measures consistently for all purposes, including internal reporting purposes, the evaluation of business objectives, opportunities and performance and the determination of management compensation.

As the Company evaluates segment performance based on segment income, which is computed as revenues and sales less operating expenses, the special cash dividend, gain on the exchange or disposal of assets, debt prepayment expenses, costs associated with Hurricane Katrina, the effects of the change in accounting for operating leases and integration expenses and other charges have not been allocated to the business segments. Wireless segment income also excludes amortization expense related to acquired intangible assets. In addition, none of the non-operating items such as equity earnings in unconsolidated partnerships, minority interest expense, other income, net, interest expense and income taxes have been allocated to the segments.

(A)	Eliminates the effects of amortization expense related to intangible assets recorded in connection with the acquisition of wireless properties.

(B)
The Company recorded a $2.2 million reduction in its allowance for doubtful accounts to reflect lower than expected write-offs from service interruptions and customer displacement attributable to the effects of Hurricane Katrina. The additional bad debt expense was originally recorded in the third quarter of 2005.

(C)
On December 9, 2005, Alltel announced that it would spin off its wireline telecommunications business to its stockholders and merge it with Valor Communications Group, Inc ("Valor"). In connection with the spin-off and merger, Alltel incurred $12.0 million of incremental costs primarily consisting of employee benefit costs, consulting and legal fees.

(D)
During 2005, federal legislation was enacted which included provisions to dissolve and liquidate the assets of the Rural Telephone Bank ("RTB"). In connection with the dissolution and liquidation, during April 2006, the RTB redeemed all outstanding shares of its Class C stock. As a result, Alltel received liquidating cash distributions of $198.7 million in exchange for its $22.1 million investment in RTB Class C stock.

(E)
The Company incurred $10.8 million of integration expenses related to its acquisition completed on August 1, 2005 of Western Wireless Corporation ("Western Wireless"). These expenses consisted of $8.3 million of rebranding costs and $2.5 million of system conversion and other integration costs. In connection with the spin-off of its wireline business, Alltel incurred $20.7 million of incremental costs consisting of employee benefit costs, consulting and legal fees.

(F)
On April 15, 2005, Alltel and Cingular Wireless LLC completed the exchange of certain wireless assets. In connection with this transaction, Alltel recorded a pretax gain of $127.5 million. On April 6, 2005, Alltel recorded a pretax gain of $75.8 million from the sale of all of its shares of Fidelity National common stock. In addition, on April 8, 2005, Alltel retired all of its issued and outstanding 7.50 percent senior notes due March 1, 2006, representing an aggregate principal amount of $450.0 million. Concurrent with the debt retirement, Alltel also terminated the related pay variable/receive fixed, interest rate swap agreement that had been designated as a fair value hedge against the $450.0 million senior notes. In connection with the early termination of the debt and interest rate swap agreement, Alltel incurred net pretax termination fees of approximately $15.0 million.

(G)	On March 9, 2005, Fidelity National declared a special $10 per share cash dividend to Fidelity National stockholders. The special cash dividend was received by Alltel on March 28, 2005.

ALLTEL CORPORATION
NOTES TO RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 8

(H)
Effective January 1, 2005, Alltel changed its accounting for operating leases with scheduled rent increases. Certain of the Company's operating lease agreements for cell sites and for office and retail locations include scheduled rent escalations during the initial lease term and/or during succeeding optional renewal periods. Previously, the Company had not recognized the scheduled increases in rent expense on a straight-line basis in accordance with the provisions of Statement of Financial Accounting Standards ("SFAS") No. 13, "Accounting for Leases" and Financial Accounting Standards Board ("FASB") Technical Bulletin No. 85-3, "Accounting for Operating Leases with Scheduled Rent Increases". The effects of this change, which are included in corporate expenses, were not material to the Company's previously reported consolidated results of operations, financial position or cash flows.

(I)	Tax-related effect of the items discussed in Notes A - H above.

(J)
Eliminates the effects of discontinued operations. As a condition of receiving approval for the Western Wireless acquisition from the Department of Justice and the Federal Communications Commission, Alltel agreed to divest certain wireless operations of Western Wireless in 16 markets in Arkansas, Kansas and Nebraska. In December 2005, Alltel completed an exchange of wireless properties with United States Cellular Corporation that included a substantial portion of the divestiture requirements related to the merger. In the first quarter of 2006, Alltel completed the required divestitures with the sale of the remaining property in Arkansas. During 2005, Alltel completed the sales of international operations in Georgia, Ghana and Ireland acquired from Western Wireless. During the second quarter of 2006, Alltel completed the sales of the remaining international operations acquired from Western Wireless in Austria, Bolivia, Côte d’Ivoire, Haiti, and Slovenia. As a result, the acquired international operations and interests of Western Wireless and the 16 markets to be divested in Arkansas, Kansas and Nebraska have been classified as discontinued operations in the accompanying consolidated financial statements.

ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 9
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
Wireless:
Controlled POPs	78,000,811	66,401,653	11,599,158	17
Customers	11,085,145	9,067,508	2,017,637	22
Penetration rate	14.2%	13.7%	.5%	4
Average customers	10,951,268	9,040,259	1,911,009	21	10,838,881	8,869,945	1,968,936	22
Gross customer additions:
Internal	770,589	593,045	177,544	30	1,576,043	1,262,749	313,294	25
Acquired	112,095	212,530	(100,435)	(47)	112,095	266,491	(154,396)	(58)
Total	882,684	805,575	77,109	10	1,688,138	1,529,240	158,898	10
Net customer additions:
Internal	145,985	53,693	92,292	172	310,726	174,530	136,196	78
Acquired	112,095	212,530	(100,435)	(47)	112,095	266,491	(154,396)	(58)
Total	258,080	266,223	(8,143)	(3)	422,821	441,021	(18,200)	(4)
Customer acquisition costs:
Cost of products sold	$96,886	$62,516	$34,370	55	$192,024	$132,213	$59,811	45
Selling and marketing expenses	263,896	198,938	64,958	33	517,565	383,930	133,635	35
Less product sales	72,621	51,046	21,575	42	137,842	100,905	36,937	37
Total	$288,161	$210,408	$77,753	37	$571,747	$415,238	$156,509	38
Cost to acquire a new customer (A)	$374	$355	$19	5	$363	$329	$34	10
Cash costs:
Cost of services	$573,700	$453,806	$119,894	26	$1,111,539	$859,479	$252,060	29
Cost of products sold	213,775	150,278	63,497	42	418,205	299,084	119,121	40
Selling, general, administrative and other	424,229	331,743	92,486	28	837,335	654,220	183,115	28
Less product sales	132,833	84,223	48,610	58	251,425	161,855	89,570	55
Total	1,078,871	851,604	227,267	27	2,115,654	1,650,928	464,726	28
Less customer acquisition costs	288,161	210,408	77,753	37	571,747	415,238	156,509	38
Total	$790,710	$641,196	$149,514	23	$1,543,907	$1,235,690	$308,217	25
Cash cost per unit per month, excluding
customer acquisition costs (B)	$24.07	$23.64	$.43	2	$23.74	$23.22	$.52	2
Revenues:
Service revenues	$1,726,285	$1,371,089	$355,196	26	$3,365,083	$2,645,466	$719,617	27
Less wholesale revenues	163,592	112,227	51,365	46	314,595	203,293	111,302	55
Retail revenues	$1,562,693	$1,258,862	$303,831	24	$3,050,488	$2,442,173	$608,315	25
Average revenue per customer per month (C)	$52.54	$50.55	$1.99	4	$51.74	$49.71	$2.03	4
Retail revenue per customer per month (D)	$47.57	$46.42	$1.15	2	$46.91	$45.89	$1.02	2
Retail minutes of use per customer per month (E)	638	593	45	8	620	571	49	9
Postpay churn	1.47%	1.58%	(.11%)	(7)	1.56%	1.65%	(.09%)	(5)
Total churn	1.91%	1.99%	(.08%)	(4)	1.95%	2.05%	(.10%)	(5)
Service revenue operating margin (F)	22.7%	23.5%	(.8%)	(3)	22.2%	22.9%	(0.7%)	(3)
Capital expenditures (G)	$290,785	$283,166	$7,619	3	$446,904	$473,742	$(26,838)	(6)

(A) Cost to acquire a new customer is calculated by dividing the sum of the GAAP reported cost of products sold and sales and marketing expenses (included within "Selling, general, administrative and other") less product sales, as reported in the Consolidated Statements of Income, by the number of internal gross customer additions in the period. Customer acquisition costs exclude amounts related to the Company's customer retention efforts.
(B) Cash cost per unit per month, excluding customer acquisition costs, is calculated by dividing the sum of the GAAP reported cost of services, cost of products sold, selling, general, administrative and other expenses less product sales, as reported in the Consolidated Statements of Income, less customer acquisition costs, by the number of average customers for the period.
(C) Average revenue per customer per month is calculated by dividing wireless service revenues by average customers for the period.
(D) Retail revenue per customer per month is calculated by dividing wireless retail revenues (service revenues less wholesale revenues) by average customers for the period.
(E) Retail minutes of use per customer per month represents the average monthly minutes that Alltel's customers use on both the Company's network and while roaming on other carriers' networks.
(F) Service revenue operating margin is calculated by dividing wireless segment income by wireless service revenues.
(G) Includes capitalized software development costs.

ALLTEL CORPORATION
SUPPLEMENTAL OPERATING INFORMATION-Page 10
(Dollars in thousands, except per customer amounts)

	THREE MONTHS ENDED				SIX MONTHS ENDED
			Increase				Increase
	June 30,	June 30,	(Decrease)		June 30,	June 30,	(Decrease)
	2006	2005	Amount	%	2006	2005	Amount	%
Wireline:
Customers	2,831,668	2,953,000	(121,332)	(4)
Average customers	2,847,709	2,967,986	(120,277)	(4)	2,859,863	2,981,080	(121,217)	(4)
Broadband customers	481,684	319,315	162,369	51
Net broadband additions	40,209	36,189	4,020	11	83,988	75,990	7,998	11
Average revenue per customer per month (H)	$68.00	$66.83	$1.17	2	$67.39	$66.46	$.93	1
Capital expenditures (G)	$93,177	$85,354	$7,823	9	$155,365	$158,424	$(3,059)	(2)

Communications support services:
Long-distance customers	1,761,667	1,779,813	(18,146)	(1)
Capital expenditures (G)	$4,130	$3,376	$754	22	$6,563	$5,619	$944	17

Consolidated:
Equity free cash flow (I)	$335,824	$254,663	$81,161	32	$794,120	$579,906	$214,214	37
Capital expenditures (G)	$393,871	$372,065	$21,806	6	$614,726	$638,027	$(23,301)	(4)
Total assets	$23,933,548	$17,914,892	$6,018,656	34

(G) Includes capitalized software development costs.
(H) Average revenue per customer per month is calculated by dividing total wireline revenues by average customers for the period.
(I) Equity free cash flow is calculated as the sum of net income from current businesses plus depreciation and amortization less capital expenditures which includes capitalized software development costs as indicated in Note G.

ALLTEL CORPORATION
CONSOLIDATED BALANCE SHEETS UNDER GAAP-Page 11
(In thousands)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	June 30,	December 31,		June 30,	December 31,
	2006	2005		2006	2005

CURRENT ASSETS:			CURRENT LIABILITIES:
Cash and short-term investments	$2,531,357	$989,153	Current maturities of long-term debt	$1,594,121	$205,117
Accounts receivable (less allowance for			Accounts payable	583,265	645,443
doubtful accounts of $81,200 and			Advance payments and customer deposits	243,978	240,499
$84,750, respectively)	1,093,654	1,077,207	Accrued taxes	384,538	174,693
Inventories	160,874	232,634	Accrued dividends	150,070	147,841
Prepaid expenses and other	187,206	115,179	Accrued interest	102,322	102,512
Assets held for sale	-	1,951,240	Current deferred income taxes	-	339,014
			Other current liabilities	199,186	255,425
Total current assets	3,973,091	4,365,413	Liabilities related to assets held for sale	-	294,364

Investments	365,865	358,412	Total current liabilities	3,257,480	2,404,908
Goodwill	9,067,133	8,677,251
Other intangibles	2,214,018	2,179,107

			Long-term debt	4,262,808	5,782,890
PROPERTY, PLANT AND EQUIPMENT:			Deferred income taxes	1,894,228	1,860,904
Land	313,546	298,593	Other liabilities	907,482	948,962
Buildings and improvements	1,242,984	1,211,359
Wireline	7,020,996	6,942,039
Wireless	7,062,730	6,852,565
Information processing	1,266,769	1,187,192	SHAREHOLDERS' EQUITY:
Other	541,297	530,333	Preferred stock	260	278
Under construction	525,786	475,453	Common stock	389,551	383,613
			Additional paid-in capital	5,483,997	5,339,321
Total property, plant and equipment	17,974,108	17,497,534	Unrealized holding gain on investments	38,028	22,297
Less accumulated depreciation	9,976,118	9,433,951	Foreign currency translation adjustment	-	(2,841)
			Retained earnings	7,699,714	7,272,769
Net property, plant and equipment	7,997,990	8,063,583
			Total shareholders' equity	13,611,550	13,015,437
Other assets	315,451	369,335

			TOTAL LIABILITIES AND
TOTAL ASSETS	$23,933,548	$24,013,101	SHAREHOLDERS' EQUITY	$23,933,548	$24,013,101

ALLTEL CORPORATION
CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP-Page 12
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005
Net Cash Provided from Operations:
Net income	$428,903	$402,061	$726,310	$715,065
Adjustments to reconcile net income to net cash provided from operations:
Income (loss) from discontinued operations	8,597	-	(9,231)	-
Depreciation and amortization	411,898	348,320	816,439	689,537
Provision for doubtful accounts	69,951	49,744	123,608	90,659
Non-cash portion of gain on exchange or disposal of assets and other	(107,573)	(202,185)	(107,573)	(202,185)
Change in deferred income taxes	(12,072)	25,401	9,463	6,281
Other, net	(15,468)	(2,443)	(4,250)	11,116
Changes in operating assets and liabilities, net of the effects of acquisitions and dispositions:
Accounts receivable	(139,661)	(122,360)	(130,417)	(105,833)
Inventories	34,053	(10,956)	72,795	(2,295)
Accounts payable	61,401	(48,905)	(59,107)	(31,295)
Other current liabilities	(262,970)	14,027	(229,343)	100,617
Other, net	(46,440)	12,239	(44,958)	(28,067)
Net cash provided from operations	430,619	464,943	1,163,736	1,243,600

Cash Flows from Investing Activities:
Additions to property, plant and equipment	(384,465)	(356,277)	(598,174)	(611,139)
Additions to capitalized software development costs	(9,406)	(15,788)	(16,552)	(26,888)
Additions to investments	-	(129)	-	(882)
Purchases of property, net of cash acquired	(186,850)	(171,897)	(645,781)	(223,732)
Proceeds from the sale of assets	-	36,162	-	36,162
Proceeds from the sale of investments	199,921	350,769	199,921	353,445
Proceeds from the return on investments	13,445	15,238	22,372	20,388
Other, net	(7,461)	82	(8,383)	3,103
Net cash used in investing activities	(374,816)	(141,840)	(1,046,597)	(449,543)

Cash Flows from Financing Activities:
Dividends on preferred and common stock	(149,415)	(114,989)	(297,152)	(220,720)
Repayments of long-term debt	(114)	(451,039)	(858)	(452,913)
Distributions to minority investors	(8,483)	(14,266)	(20,293)	(27,009)
Excess tax benefits from stock option exercises	1,282	-	3,209	-
Long-term debt issued	-	-	-	50,000
Conversion of convertible debt	-	-	(59,848)	-
Common stock issued	33,688	1,396,481	88,584	1,399,313
Net cash provided from (used in) financing activities	(123,042)	816,187	(286,358)	748,671

Net cash provided from discontinued operations	1,718,529	-	1,717,302	-

Effect of exchange rate changes on cash and short-term investments	(6,464)	-	(5,879)	-

Increase in cash and short-term investments	1,644,826	1,139,290	1,542,204	1,542,728

Cash and Short-term Investments:
Beginning of the period	886,531	888,372	989,153	484,934
End of the period	$2,531,357	$2,027,662	$2,531,357	$2,027,662

ALLTEL CORPORATION
RECONCILIATIONS OF RESULTS OF OPERATIONS UNDER GAAP TO RESULTS OF OPERATIONS FROM CURRENT BUSINESSES (NON-GAAP)-Page 13
(In thousands)

	THREE MONTHS ENDED		SIX MONTHS ENDED
	June 30,	June 30,	June 30,	June 30,
	2006	2005	2006	2005

Net cash provided from operations	$430,619	$464,943	$1,163,736	$1,243,600
Adjustments to reconcile to net income under GAAP:
Income (loss) from discontinued operations	(8,597)	-	9,231	-
Depreciation and amortization expense	(411,898)	(348,320)	(816,439)	(689,537)
Provision for doubtful accounts	(69,951)	(49,744)	(123,608)	(90,659)
Non-cash portion of gain on exchange or disposal of assets and other	107,573	202,185	107,573	202,185
Change in deferred income taxes	12,072	(25,401)	(9,463)	(6,281)
Other non-cash changes, net	15,468	2,443	4,250	(11,116)
Changes in operating assets and liabilities, net of the
effects of acquisitions and dispositions	353,617	155,955	391,030	66,873
Net income under GAAP	428,903	402,061	726,310	715,065
Adjustments to reconcile to net income from current businesses:
Amortization expense related to acquired wireless intangible assets, net of tax	28,704	9,080	56,503	17,561
Reversal of excess bad debt reserve related to Hurricane Katrina, net of tax	(1,366)	-	(1,366)	-
Integration expenses and other charges, net of tax	7,508	-	20,232	-
Gain on exchange or disposal of assets and other, net of tax	(107,573)	(118,039)	(107,573)	(118,039)
Special dividend received on Fidelity National common stock,
net of tax	-	-	-	(69,812)
Change in accounting for operating leases, net of tax	-	-	-	12,092
Income (loss) from discontinued operations	8,597	-	(9,231)	-
Net income from current businesses	364,773	293,102	684,875	556,867
Adjustments to reconcile to equity free cash flow from current businesses:
Depreciation and amortization expense from current businesses	364,922	333,626	723,971	661,066
Capital expenditures	(393,871)	(372,065)	(614,726)	(638,027)
Equity free cash flow from current businesses	$335,824	$254,663	$794,120	$579,906

ALLTEL CORPORATION
SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET-Page 14
as of June 30, 2006
(Dollars in thousands)

		Pro Forma Adjustments
						Receipt of		Exchange of
						Special Cash		Spinco Debt
		Distribution of		Transfer of		Dividend and		Securities for
	Alltel,	Wireline		Shared		Debt Securities		Alltel Debt
	as Reported	Business		Assets		From Spinco		Securities		Pro Forma
Assets
Cash and short-term investments	$2,531,357	$(4,896)	(A)	$-		$2,275,082	(C)	$-		$4,801,543
Note receivable from Spinco	-	-		-		1,703,170	(C)	(1,703,170)	(D)	-
Other current assets	1,441,734	(371,782)	(A)	-		-		-		1,069,952
Total current assets	3,973,091	(376,678)		-		3,978,252		(1,703,170)		5,871,495
Investments	365,865	(1,400)	(A)	-		-		-		364,465
Goodwill	9,067,133	(1,247,937)	(A)	-		-		-		7,819,196
Other intangibles	2,214,018	(313,672)	(A)	-		-		-		1,900,346
Property, plant and equipment, net	7,997,990	(3,021,338)	(A)	(7,565)	(B)	-		-		4,969,087
Other assets	315,451	(233,157)	(A)	-		-		-		82,294

Total Assets	$23,933,548	$(5,194,182)		$(7,565)		$3,978,252		$(1,703,170)		$21,006,883

Liabilities and Shareholders' Equity
Current maturities of long-term debt	$1,594,121	$(22,123)	(A)	$-		$-		$(685,082)	(D)	$886,916
Other current liabilities	1,663,359	(293,171)	(A)	-		-		-		1,370,188
Total current liabilities	3,257,480	(315,294)		-		-		(685,082)		2,257,104
Long-term debt	4,262,808	(238,684)	(A)	-		-		(988,540)	(D)	3,035,584
Deferred income taxes	1,894,228	(772,955)	(A)	(2,870)	(B)	-		-		1,118,403
Other liabilities	907,482	(181,405)	(A)	-		-		-		726,077
Shareholders' equity:
Preferred stock	260	-		-		-		-		260
Common stock	389,551	-		-		-		-		389,551
Additional paid-in capital	5,483,997	(3,685,844)	(A)	(4,695)	(B)	3,978,252	(C)	-		5,771,710
Unrealized holding gain on investments	38,028	-		-		-		-		38,028
Foreign currency translation adjustment	-	-		-		-		-		-
Retained earnings	7,699,714	-		-		-		(29,548)	(D)	7,670,166

Total shareholders' equity	13,611,550	(3,685,844)		(4,695)		3,978,252		(29,548)		13,869,715

Total Liabilities and Shareholders' Equity	$23,933,548	$(5,194,182)		$(7,565)		$3,978,252		$(1,703,170)		$21,006,883

See notes on pages 17 and 18 for a description of the line items marked (A) - (D).

ALLTEL CORPORATION
SUPPLEMENTAL UNAUDITED PRO FORMA SELECTED FINANCIAL INFORMATION FROM CURRENT BUSINESSES-Page 15
(Dollars in thousands)

For the three months ended June 30, 2006
		Pro Forma Adjustments
	Operating			Add Back
	Results from	Distribution of		of Corporate
	Current	Wireline		Overhead
	Businesses	Business		Expenses		Pro Forma
Revenues and sales:
Service revenues	$2,334,559	$(600,431)	(E)	$-		$1,734,128
Product sales	339,112	(128,008)	(E)	-		211,104
Total revenues and sales	2,673,671	(728,439)		-		1,945,232

Costs and expenses:
Cost of services	764,570	(188,358)	(E)	-		576,212
Cost of products sold	384,669	(101,318)	(E)	-		283,351
Selling, general administrative and other	510,931	(78,292)	(E)	1,870	(F)	434,509
Depreciation and amortization	364,922	(102,334)	(E)	-		262,588
Total costs and expenses	2,025,092	(470,302)		1,870		1,556,660

Operating income	$648,579	$(258,137)		$(1,870)		$388,572

For the six months ended June 30, 2006
		Pro Forma Adjustments
	Operating			Add Back
	Results from	Distribution of		of Corporate
	Current	Wireline		Overhead
	Businesses	Business		Expenses		Pro Forma
Revenues and sales:
Service revenues	$4,582,278	$(1,199,002)	(E)	$-		$3,383,276
Product sales	631,129	(225,940)	(E)	-		405,189
Total revenues and sales	5,213,407	(1,424,942)		-		3,788,465

Costs and expenses:
Cost of services	1,496,295	(377,299)	(E)	-		1,118,996
Cost of products sold	740,462	(184,414)	(E)	-		556,048
Selling, general administrative and other	1,009,890	(156,662)	(E)	6,977	(F)	860,205
Depreciation and amortization	723,971	(207,563)	(E)	-		516,408
Total costs and expenses	3,970,618	(925,938)		6,977		3,051,657

Operating income	$1,242,789	$(499,004)		$(6,977)		$736,808

Operating results from current businesses have been reconciled to operating results under GAAP on pages 3 and 5 of this earnings release.
See notes on pages 17 and 18 for a description of the line items marked (E) - (F).

ALLTEL CORPORATION
SUPPLEMENTAL UNAUDITED PRO FORMA SELECTED FINANCIAL INFORMATION FROM CURRENT BUSINESSES-Page 16
(Dollars in thousands)

For the three months ended June 30, 2005
		Pro Forma Adjustments
	Operating			Add Back
	Results from	Distribution of		of Corporate
	Current	Wireline		Overhead		Western
	Businesses	Business		Expenses		Wireless	Pro Forma
Revenues and sales:
Service revenues	$1,989,264	$(610,104)	(E)	$-		$247,082	$1,626,242
Product sales	270,842	(124,051)	(E)	-		15,040	161,831
Total revenues and sales	2,260,106	(734,155)		-		262,122	1,788,073

Costs and expenses:
Cost of services	660,945	(205,388)	(E)	-		69,223	524,780
Cost of products sold	308,065	(100,482)	(E)	-		26,681	234,264
Selling, general administrative and other	420,536	(78,811)	(E)	9,055	(F)	56,647	407,427
Depreciation and amortization	333,626	(127,329)	(E)	-		47,137	253,434
Total costs and expenses	1,723,172	(512,010)		9,055		199,688	1,419,905

Operating income	$536,934	$(222,145)		$(9,055)		$62,434	$368,168

For the six months ended June 30, 2005
		Pro Forma Adjustments
	Operating			Add Back
	Results from	Distribution of		of Corporate
	Current	Wireline		Overhead		Western
	Businesses	Business		Expenses		Wireless	Pro Forma
Revenues and sales:
Service revenues	$3,887,526	$(1,227,626)	(E)	$-		$472,052	$3,131,952
Product sales	498,563	(216,188)	(E)	-		30,634	313,009
Total revenues and sales	4,386,089	(1,443,814)		-		502,686	3,444,961

Costs and expenses:
Cost of services	1,267,414	(406,063)	(E)	-		130,701	992,052
Cost of products sold	589,838	(179,951)	(E)	-		53,386	463,273
Selling, general administrative and other	828,001	(156,795)	(E)	18,587	(F)	115,157	804,950
Depreciation and amortization	661,066	(256,485)	(E)	-		91,729	496,310
Total costs and expenses	3,346,319	(999,294)		18,587		390,973	2,756,585

Operating income	$1,039,770	$(444,520)		$(18,587)		$111,713	$688,376

Operating results from current businesses have been reconciled to operating results under GAAP on pages 4 and 6 of this earnings release.
See notes on pages 17 and 18 for a description of the line items marked (E) - (F).

ALLTEL CORPORATION
NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION-Page 17

The supplemental unaudited pro forma condensed consolidated financial information presented on pages 14 to 16 of this earnings release gives effect to the spin-off of the wireline telecommunications business of Alltel to its stockholders that was completed on July 17, 2006. The spin-off included the majority of Alltel’s communications support services, including directory publishing, information technology outsourcing services, retail long distance and the wireline sales portion of communications products. As a result, Alltel’s historical results of operations have been adjusted on a pro forma basis to reflect the wireline business as a discontinued operation.

On the distribution date, Alltel contributed the assets and liabilities of its wireline business to ALLTEL Holding Corp. (“Spinco”), a wholly owned subsidiary of Alltel, in exchange for: (i) all of the shares of common stock of Spinco, (ii) the payment of a special dividend of approximately $2.3 billion and (iii) the distribution by Spinco to Alltel of Spinco debt securities of approximately $1.7 billion, which Alltel exchanged for certain of the Company’s outstanding debt securities. Alltel also transferred to Spinco approximately $260.8 million of long-term debt that had been issued by the Company’s wireline subsidiaries. Alltel distributed the shares of common stock of Spinco on a pro rata basis to its shareholders of record as of July 12, 2006 in a ratio of one Spinco share for each share of Alltel common stock held.

Immediately after the consummation of the spin off, Spinco merged with and into Valor Communications Group, Inc. (“Valor”), with Valor continuing as the surviving corporation. As a result of the merger, all of the issued and outstanding shares of Spinco common stock were converted into the right to receive an aggregate number of shares of common stock of Valor. Valor issued in the aggregate approximately 403 million shares of common stock to Alltel stockholders pursuant to the merger, or 1.0339267 shares of Valor common stock for each share of Spinco common stock outstanding as of the effective time of the merger. Upon completion of the merger, Alltel stockholders owned approximately 85 percent of the outstanding equity interests of the surviving corporation, which is named Windstream Corporation, and the stockholders of Valor owned the remaining 15 percent of such equity interests.

The unaudited pro forma condensed consolidated balance sheet as of June 30, 2006 gives effect to the spin-off as if it had occurred on June 30, 2006. The unaudited pro forma selected financial information for the three and six months ended June 30, 2006 and 2005 give effect to the spin-off as if it had occurred on January 1, 2005. In addition, the unaudited pro forma selected financial information for the three and six months ended June 30, 2005 have been adjusted to include the operating results of Western Wireless as if the acquisition occurred on January 1, 2005.

The pro forma adjustments described in these notes to the selected unaudited pro forma financial information are based on the best information available and assumptions that management believes are reasonable. The pro forma adjustments may differ from those that will be calculated to report the wireline business as a discontinued operation in Alltel’s future filings. The unaudited pro forma condensed consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what Alltel’s results of operations or financial position would have been had the spin-off occurred on the dates indicated. The unaudited pro forma condensed consolidated financial information also should not be considered representative of Alltel’s future results of operations or financial position.

(A)	This adjustment is to eliminate the assets, liabilities, and equity associated with the wireline business.

(B)
This adjustment is to reflect the transfer to Spinco of certain assets and liabilities related to the operations of Spinco’s business that were previously utilized or incurred on a shared basis with Alltel’s wireless business. Immediately prior to the spin-off, Alltel transferred property, plant and equipment (net book value of $7.6 million) along with the associated deferred income taxes ($2.9 million).

(C)
This adjustment is to reflect (1) the receipt in cash of a special dividend from Spinco of approximately $2.3 billion and (2) the distribution by Spinco to Alltel of certain Spinco debt securities consisting of $1,746.0 million aggregate principal amount of 8.625 percent senior notes due 2016 (the “Spinco Securities”). The Spinco Securities were issued at a discount and sold in an underwritten private placement offering. At the date of distribution to Alltel, the Spinco Securities had a carrying value of $1,703.2 million (par value of $1,746.0 million less discount of $42.8 million).

ALLTEL CORPORATION
NOTES TO SUPPLEMENTAL UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION-Page 18

(D)
In connection with the spin-off transaction, Alltel entered into an exchange agreement (the “Exchange Agreement”), with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Inc. (together, the “Investment Banks”), and Spinco. Pursuant to the terms of the Exchange Agreement, Alltel agreed to transfer the Spinco Securities to the Investment Banks, in equal amounts, in exchange for the transfer by the Investment Banks to Alltel of all or a portion of the $1.0 billion aggregate principal amount of Alltel’s commercial paper held by the Investment Banks and all or a portion of the $686.6 million aggregate principal amount of Alltel’s 4.656 percent notes due May 17, 2007 held by the Investment Banks.

On July 17, 2006, following the completion of the spin-off transaction, Alltel and the Investment Banks completed the exchange of debt securities pursuant to the terms of the Exchange Agreement. The Alltel debt securities exchanged consisted of $988.5 million of outstanding commercial paper borrowings and $685.1 million of Alltel’s 4.656 percent notes due May 17, 2007. The fair value of the Alltel debt obligations transferred by the Investment Banks to Alltel had an agreed upon fair market value of approximately $1,673.4 million on the date of the debt exchange.  This adjustment is to reflect the exchange of the Spinco debt securities received by Alltel for outstanding Alltel debt securities held by the Investment Banks. As part of the Exchange Agreement with the Investment Banks, Alltel incurred approximately $29.8 million of costs related to the exchange of its debt securities and realized a gain of approximately $0.2 million upon completion of the debt exchange.

(E)	This adjustment is to eliminate the results of operations associated with the wireline business.

(F)
This adjustment is to add back to Alltel’s continuing operations general corporate overhead expenses previously allocated to the wireline business in accordance with Emerging Issues Task Force Issue No. 87-24 "Allocation of Interest to Discontinued Operations". Except for the $260.8 million of long-term debt directly related to the wireline business, no other interest expense was allocated to the wireline operations for the periods presented.